--------------------------------------------------------------------------------

[BEAR STEARNS                                       BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                     ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO              245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                          New York, N.Y. 10167
LONDON o PARIS o TOKYO                    (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------

New Issue Computational Materials



$390,266,000 (Approximate)
Mortgage Asset-Backed Pass-Through Certificates,
Series 2000-RS3


Residential Asset Mortgage Products, Inc.
Depositor

RAMP Series 2000-RS3 Trust
Issuer

Residential Funding Corporation
Seller and Master Servicer




September 6, 2000


                                              BEAR STEARNS
________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Preliminary Term Sheet  (Page 1 of 8)
-------------------------------------------------------------------------------

                                  $390,266,000

                 (Class sizes will be subject to a 10% variance)

Issuer:                             RAMP Series 2000-RS3 Trust (the "Trust")

Depositor: Residential Asset Mortgage Products, Inc., an affiliate of RFC.

Seller: Residential Funding Corporation (the "Seller" or "RFC"), an indirect, wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Underwriters:  Lead Manager:  Bear,  Stearns & Co. Inc.  Co-Manager:  Prudential
     Securities Incorporated

Certificate Insurer:                Ambac Assurance Corporation ("Ambac")

Master Servicer:  Residential  Funding  Corporation  (the  "Master  Servicer" or
     "RFC"), an affiliate of the Seller and an indirect, wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Special  Servicer:  RFC's  Asset  Resolution  Division  ("ARD"),  a division  of
     HomeComings Financial Network, Inc. ("HomeComings") will act as Special Servicer with respect to approximately 70.08% of the Fixed Rate Mortgage Loans and approximately 46.63% of the Adjustable Rate Mortgage Loans, if and when they become 90 days or more delinquent. HomeComings is a wholly-owned subsidiary of RFC. The remaining Fixed Rate and Adjustable Rate Mortgage Loans are being subserviced by other entities as of the Cut-Off Date. ARD was awarded a "Special Servicer" designation from Standard & Poor's and Fitch, Inc. in March 1999.

Characteristics of the Certificates (a), (b), (c), (d)

------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------
                         Original              Avg      PrincipalPrincipal Final
Offered         Loan    Principal               Life    Lockout   Window     Sch.        Ratings
Certificates   Group      Balance    Coupon    to Call  (months) (months)  Maturity    (S&P/Fitch)
                                               (years)                       Date
------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------

Option I
  Class         I     $38,798,000    Fixed       1.0    None       26      5/25/15      AAA / AAA
A-I-1
  Class         I      22,990,000    Fixed       3.0     25        22      3/25/21      AAA / AAA
A-I-2
  Class         I      18,672,000    Fixed       5.0     46        28      11/25/24     AAA / AAA
A-I-3
  Class         I      38,802,000    Fixed       8.1     73        29      9/25/30      AAA / AAA
A-I-4
  Class A-II    II    271,004,000  Floating      2.6    None      102      9/25/30      AAA / AAA
                                      (e)
Option II
  Class A-I     I     119,262,000    Fixed       4.3    None      102      9/25/30      AAA / AAA
  Class A-II    II    271,004,000  Floating      2.6    None      102      9/25/30      AAA / AAA
                                      (e)
------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------

Notes:
(a)    Pricing  Prepayment  Speed  Assumption:  15% CPR (Fixed  Rate  Mortgage  Loans);  30% CPR
       (Adjustable Rate Mortgage Loans).
(b)    Transaction priced to 10% clean-up call.
(c)    100% P&I guaranty by Ambac.
(d)    The coupon on the Class A-I-4 Certificates will increase by 0.50% and the margin on the Class A-II  Certificates  will  double if the 10%  clean-up call is not exercised.
(e)    The lesser of (i) One-Month  LIBOR plus 0._ % per annum and (ii) 14%,  subject to the Net
       WAC Cap Rate.

________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Preliminary Term Sheet  (Page 2 of 8)
--------------------------------------------------------------------------------
Trustee: Wells Fargo Bank Minnesota, National Association.

Custodian: Norwest Bank Minnesota, National Association.

The Certificates: The Trust will issue several classes of senior Certificates (namely, the Class A-I-1 Certificates, the Class A-I-2 Certificates, the Class A-I-3 Certificates, and the Class A-I-4 Certificates (together, the "Group I Certificates") and the Class A-II Certificates (together with the Group I Certificates, the "Class A Certificates")) and multiple subordinated and residual certificates (the "Class SB Certificates" and the "Class R Certificates," respectively). Neither the Class SB Certificates nor the Class R Certificates will be offered hereby.

Offering: The Class A Certificates will be issued publicly from a shelf registration.

Form of Registration: The Class A Certificates will be issued in book-entry form through DTC, Clearstream and Euroclear.

Cut-off Date:                       As of September 1, 2000.

Settlement Date:                    On or about September 27, 2000.

Distribution Date: The 25th day of each month (or the next succeeding business day), commencing October 25, 2000.

Pass-Through Rate: Interest will accrue on the Class A-I Certificates during the month prior to the month of the related Distribution Date (or from the Cut-off Date to the end of such month in the case of the first Distribution
     Date) on a 30/360-day basis.

     The Pass-Through Rate on Class A-I-4 Certificates will increase by 0.50% after the Step-Up Date. The "Step-Up Date" is the first Distribution Date after the Distribution Date on which the current Pool Principal Balance declines to 10% or less of the original Pool Principal Balance of the aggregate Mortgage Loans.

     On each Distribution Date, the Class A-II Pass-Through Rate will be a per annum rate equal to the lesser of (x) with respect to any Distribution Date which occurs prior to the Step-Up Date, One-Month LIBOR plus __% (the "Class A-II Margin"), and for any Distribution Date thereafter, One-Month LIBOR plus 2.0 times the Class A-II Margin, and (y) 14%, subject to the Net WAC Cap Rate. Interest will accrue on the Class A-II Certificates on an actual/360 basis.



________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Preliminary Term Sheet  (Page 3 of 8)
--------------------------------------------------------------------------------

Net WAC Cap Rate: With respect to any Distribution Date and the Class A-II Certificates, the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate thereon minus (i) the rates at which the master servicing and subservicing fees are paid and (ii) the rates for the related premium for the certificate guaranty insurance policy, in each case, expressed as a percentage of the Stated Principal Balance of the mortgage loans in the related loan group.

Assets of the Trust: On the Closing Date, the assets of the Trust are expected to include: (i) the Mortgage Loans (consisting of the Group I Mortgage Loans and the Group II Mortgage Loans); (ii) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the Custodial Account and in the Certificate Account and belonging to the Trust; (iii) property acquired by foreclosure of such Mortgage Loans or deed in lieu of foreclosure; (iv) the Policy; (v) the right to receive amounts received from any additional collateral that has been assigned to the Trustee; and (vi) all proceeds of the foregoing.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Preliminary Term Sheet  (Page 4 of 8)
--------------------------------------------------------------------------------


Collateral Description: On the Closing Date, the assets of the Trust will consist of 1,132 fixed-rate mortgage loans (the "Group I Mortgage Loans" or the "Fixed Rate Mortgage Loans") with an aggregate principal balance of $121,078,680 as of the Cut-off Date and 1,735 adjustable-rate mortgage loans (the "Group II Mortgage Loans" or the "Adjustable Rate Mortgage Loans") with an aggregate principal balance of $272,366,175 as of the Cut-off Date, and the mortgage notes relating thereto (as described more fully herein).

     The Mortgage Loans were underwritten to a wide variety of underwriting standards under several different programs, as more fully described in the Prospectus Supplement. The Group I and Group II Mortgage Loans will consist of the following subgroups:

------------------------------ --------------- -------------

------------------------------ --------------- -------------
Seasoned Loans                     3.53%          3.37%
------------------------------ --------------- -------------
------------------------------ --------------- -------------
Program Exception Loans            92.08%         94.13%
------------------------------ --------------- -------------
------------------------------ --------------- -------------
Reperforming Loans                 4.39%          2.50%
------------------------------ --------------- -------------

     Seasoned Loans: Loans that are seasoned longer than 13 months. They are typically not purchased through RFC's standard conduit guidelines due to the need to rely on origination information related to the mortgagor's credit and the property value. Seasoned loans may also include loans previously securitized, where the optional termination has been exercised.

     Program Exception Loans: Loans that are exceptions to RFC's standard guidelines under their Jumbo, Alt-A or Subprime Programs. Program Exceptions can be further segmented into either a technical program error or a fundamental exception. A technical error is defined as a loan that did not meet a specific program parameter, such as origination of an uninsured 90% LTV targeted for a secondary program specifying a maximum 80% LTV, a higher ARM margin than that required by a particular program or a contractual delinquency of 30-89 days. A fundamental exception is one that describes exceptions to general lending and/or secondary market standards and practices, such as document deficiencies.

     Reperforming Loans: Loans that have a default history and are characterized as at least 90 days delinquent because the borrower still has prior scheduled principal due. However, the loans are considered Re-Performing because the borrower has either (a) made at least three aggregate scheduled payments in the last three months or (b) the borrower has made at least four aggregate scheduled payments in the last six months.

________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Preliminary Term Sheet  (Page 5 of 8)
--------------------------------------------------------------------------------

Priority of Distributions: On each Distribution Date, amounts available for distribution will be allocated in the following order of priority:

1.      To pay accrued interest due on the Class A Certificates;

2. To pay principal to the holders of the Class A Certificates in an amount equal to scheduled principal and principal prepayments received or advances in respect of the related Mortgage Loans;

3. To pay as principal to the Class A Certificates an amount necessary to cover Realized Losses on the related Mortgage Loans;

4. To pay permitted reimbursements to the Certificate Insurer for prior draws on the Policy;

5. To pay as additional principal on the Class A Certificates, the amount necessary to bring the amount of overcollateralization up to the Required Overcollateralization Amount;

6.      To pay prepayment interest shortfalls on the Class A Certificates;

7. To pay any Basis Risk Shortfall Carry-Forward Amounts to the Class A-II Certificates; and

8. To the holders of the Class SB Certificates and the Class R Certificates, any remaining Excess Cash Flow.

Principal Distributions: The principal distribution amount with respect to the Group I Mortgage Loans will be distributed to the Class A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4 Certificates, in that order, until paid in full. The principal distribution amount with respect to the Group II Mortgage Loans will be distributed to the Class A-II Certificates until paid in full. Basis Risk Shortfall Carry-Forward Amount: The "Basis Risk Shortfall Carry-Forward Amount" is equal to the aggregate amount of Basis Risk Shortfall on such Distribution Date, plus any unpaid Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed.



________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Preliminary Term Sheet  (Page 6 of 8)
--------------------------------------------------------------------------------

Basis Risk Shortfall
Carry-Forward Amount: (cont'd):


     On any Distribution Date on which the Class A-II Certificates receive interest based on the Net WAC Cap Rate, "Basis Risk Shortfall" is equal to the excess, if any, of (a) accrued certificate interest on the Class A-II Certificates calculated pursuant to the lesser of (i) clause (x) of the definition of Pass-Through Rate thereof and (ii) 14% over (b) accrued certificate interest on the Class A-II Certificates calculated pursuant to the Net WAC Cap Rate. Basis Risk Shortfall will only be recoverable from Excess Cash Flow, and not from the Policy or otherwise.

Stepdown Date: The Stepdown Date is the Distribution Date occurring on the later of:

(1)     the 31st Distribution Date (or April 2003); and

(2) the first Distribution Date on which the current Pool Principal Balance has been reduced to an amount equal to 50% or less of the original Pool Principal Balance.

Allocation of Losses: Realized Losses with respect to each Mortgage Loan Group will be covered as follows:

1.      By the amount of Excess Cash Flow available;
2.      By decreasing the amount of overcollateralization in the Trust.

     To the extent not covered as described above, Realized Losses on the Mortgage Loans will be allocated to the Class A Certificates related to that Mortgage Loan Group. Any such loss will be covered by the Policy.

Advancing: The Master Servicer will be obligated to advance delinquent principal and interest through the liquidation of REO or until deemed unrecoverable.


________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Preliminary Term Sheet  (Page 7 of 8)
--------------------------------------------------------------------------------


Credit Enhancement: Credit enhancement with respect to the Certificates will be provided by (1) Excess Cash Flow, (2) overcollateralization, and (3) the Policy.

     Excess Cash Flow: The interest due on the Mortgage Loans is generally expected to be higher than the interest due on the Certificates and other fees and expenses of the Trust, thus creating excess interest collections ("Excess Cash Flow"), which will be available to fund distributions on the Certificates, commencing with the Distribution Date in November 2000. Such amount can vary over time based on the prepayment and default experience of the Mortgage Loans. Excess Cash Flow that arises during the related collection period will be available to cover losses and build overcollateralization on such Distribution Date.

     Overcollateralization: The initial overcollateralization amount, as of the Closing Date, will be equal to [1.50]% of the original Pool Principal Balance of the Group I Mortgage Loans and [0.50]% of the original Pool Principal Balance of the Group II Mortgage Loans. Thereafter, Excess Cash Flow will be applied, to the extent available, to make accelerated payments of principal to the Class A Certificates; such application will cause the aggregate principal balance of the Class A Certificates to amortize more rapidly than the Mortgage Loans, resulting in overcollateralization. Prior to the Stepdown Date, the "Required Overcollateralization Amount," which will be a separate amount for each Mortgage Loan Group, will be equal to [3.50]% of the original Pool Principal Balance of the Group I Mortgage Loans and [1.25]% of the original Pool Principal Balance of the Group II
     Mortgage Loans. On or after the Stepdown Date, the "Required Overcollateralization Amount" will be permitted, subject to certain performance triggers being satisfied, to decrease to (a) [7.00]% of current Pool Principal Balance of the Group I Mortgage Loans, subject to a floor of 0.50% of the original Pool Principal Balance of the Group I Mortgage Loans, and (b) [2.50]% of current Pool Principal Balance of the Group II Mortgage Loans, subject to a floor of 0.50% of the original Pool Principal Balance of the Group II Mortgage Loans. The Required Overcollateralization Amount may be reduced in the future with the consent of the Certificate Insurer.


________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Preliminary Term Sheet  (Page 8 of 8)
--------------------------------------------------------------------------------

     Ambac Insurance Policy: Ambac Assurance Corporation (the "Certificate Insurer") will unconditionally and irrevocably guarantee: (a) timely payment of interest, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Class A Certificates by no later than their respective final scheduled maturity date (the "Policy"). The Policy is not revocable for any reason.

Compensating  Interest:  The Master  Servicer will be required to cover interest shortfalls as a result of principal prepayments in full up to the lesser of
     (a) one-twelfth of 0.125% and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date.

Minimum Denominations: $25,000 and integral multiples of $1 in excess thereof.

Optional Call: The Master Servicer may, at its option, effect an early redemption or termination of the Class A Certificates on the first Distribution Date after the Distribution Date on which the current Pool Principal Balance declines to 10% or less of the original Pool Principal Balance of the Mortgage Loans.

Tax  Status: The Trust will be established as a REMIC for tax purposes.

ERISAEligibility: The Class A Certificates are expected to be eligible for benefit plans that are subject to ERISA.

SMMEATreatment: The Class A Certificates will not constitute "mortgage related securities" for purposes of SMMEA.




________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Information Relating to the Certificates  (Page 1 of 5)
--------------------------------------------------------------------------------


Characteristics of the Certificates (a), (b), (c), (d)

------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------
                         Original              Avg      PrincipalPrincipal Final
Offered         Loan    Principal               Life    Lockout   Window     Sch.        Ratings
Certificates   Group      Balance    Coupon    to Call  (months) (months)  Maturity    (S&P/Fitch)
                                               (years)                       Date
------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------

Option I
  Class         I     $38,798,000    Fixed       1.0    None       26      5/25/15      AAA / AAA
A-I-1
  Class         I      22,990,000    Fixed       3.0     25        22      3/25/21      AAA / AAA
A-I-2
  Class         I      18,672,000    Fixed       5.0     46        28      11/25/24     AAA / AAA
A-I-3
  Class         I      38,802,000    Fixed       8.1     73        29      9/25/30      AAA / AAA
A-I-4
  Class A-II    II    271,004,000  Floating      2.6    None      102      9/25/30      AAA / AAA
                                      (e)
Option II
  Class A-I     I     119,262,000    Fixed       4.3    None      102      9/25/30      AAA / AAA
  Class A-II    II    271,004,000  Floating      2.6    None      102      9/25/30      AAA / AAA
                                      (e)
------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------

Notes:
(a)    Pricing  Prepayment  Speed  Assumption:  15% CPR (Fixed  Rate  Mortgage  Loans);  30% CPR
       (Adjustable Rate Mortgage Loans).
(b)    Transaction priced to 10% clean-up call.
(c)    100% P&I guaranty by Ambac.
(d)    The coupon on the Class A-I-4 Certificates will increase by 0.50% and the margin on the Class A-II  Certificates  will  double if the 10%  clean-up call is not exercised.
(e)    The lesser of (i) One-Month  LIBOR plus 0._ % per annum and (ii) 14%,  subject to the Net
       WAC Cap Rate.

Option I

Class A-I-1 (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                           9.3       1.8      1.3       1.0      0.8       0.7
Modified Duration (years)
                                           6.0       1.6      1.2       0.9      0.7       0.6
First Principal Distribution          10/25/00  10/25/00 10/25/00  10/25/00 10/25/00  10/25/00
Last Principal Distribution            5/25/15   8/25/04  8/25/03  11/25/02  5/25/02   1/25/02
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  176        47       35        26       20        16
Illustrative Yield @ Par (30/360)       7.597%    7.360%   7.262%    7.130%   6.997%    6.863%
-----------------------------------------------------------------------------------------------


Class A-I-2 (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          16.5       5.4      4.1       3.0      2.3       1.9
Modified Duration (years)
                                           9.2       4.3      3.4       2.6      2.1       1.7
First Principal Distribution           5/25/15   8/25/04  8/25/03  11/25/02  5/25/02   1/25/02
Last Principal Distribution            3/25/20  11/25/07  1/25/06   8/25/04 10/25/03   3/25/03
Principal Lockout (months)                 175        46       34        25       19        15
Principal Window (months)                   59        40       30        22       18        15
Illustrative Yield @ Par (30/360)       7.564%    7.502%   7.470%    7.425%   7.378%    7.329%
-----------------------------------------------------------------------------------------------


________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the  "Statement"),  which  should  be  attached.  Do not  use or  rely  on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Information Relating to the Certificates  (Page 2 of 5)
-----------------------------------------------------------------------------------------------

Option I  (cont'd)


Class A-I-3 (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          21.7       8.9      6.7       5.0      3.9       3.2
Modified Duration (years)
                                          10.2       6.2      5.1       4.0      3.3       2.7
First Principal Distribution           3/25/20  11/25/07  1/25/06   8/25/04 10/25/03   3/25/03
Last Principal Distribution            5/25/24   8/25/11  1/25/09  11/25/06  7/25/05   9/25/04
Principal Lockout (months)                 233        85       63        46       36        29
Principal Window (months)                   51        46       37        28       22        19
Illustrative Yield @ Par (30/360)       7.744%    7.712%   7.693%    7.666%   7.637%    7.607%
-----------------------------------------------------------------------------------------------



Class A-I-4 (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          26.5      14.2     10.8       8.1      6.3       5.1
Modified Duration (years)
                                          10.7       8.2      7.0       5.7      4.8       4.0
First Principal Distribution           5/25/24   8/25/11  1/25/09  11/25/06  7/25/05   9/25/04
Last Principal Distribution            8/25/28  11/25/15  1/25/12   3/25/09  4/25/07   1/25/06
Principal Lockout (months)                 283       130       99        73       57        47
Principal Window (months)                   52        52       37        29       22        17
Illustrative Yield @ Par (30/360)       8.033%    8.018%   8.007%    7.991%   7.972%    7.952%
-----------------------------------------------------------------------------------------------



Class A-I-4 (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          26.7      17.1     14.1      11.1      8.9       7.4
Modified Duration (years)
                                          10.7       8.9      8.0       6.9      6.0       5.2
First Principal Distribution           5/25/24   8/25/11  1/25/09  11/25/06  7/25/05   9/25/04
Last Principal Distribution            1/25/30   4/25/29  4/25/28   8/25/25  1/25/22  10/25/18
Principal Lockout (months)                 283       130       99        73       57        47
Principal Window (months)                   69       213      232       226      199       170
Illustrative Yield @ Par (30/360)       8.035%    8.060%   8.080%    8.091%   8.097%    8.097%
-----------------------------------------------------------------------------------------------



________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the  "Statement"),  which  should  be  attached.  Do not  use or  rely  on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Information Relating to the Certificates  (Page 3 of 5)
-----------------------------------------------------------------------------------------------

Option I  (cont'd)


Class A-II (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          19.6       5.3      3.5       2.6      2.0       1.6
Modified Duration (years)
                                           9.7       3.8      2.7       2.2      1.7       1.4
First Principal Distribution          10/25/00  10/25/00 10/25/00  10/25/00 10/25/00  10/25/00
Last Principal Distribution            8/25/28  11/25/15  1/25/12   3/25/09  4/25/07   1/25/06
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  335       182      136       102       79        64
Illustrative Yield @ Par (30/360)       7.175%    7.173%   7.172%    7.170%   7.169%    7.168%
-----------------------------------------------------------------------------------------------



Class A-II (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          19.7       5.5      3.6       2.7      2.0       1.6
Modified Duration (years)
                                           9.7       3.9      2.8       2.2      1.7       1.4
First Principal Distribution          10/25/00  10/25/00 10/25/00  10/25/00 10/25/00  10/25/00
Last Principal Distribution            2/25/30   1/25/26  4/25/19  11/25/14  7/25/11   6/25/09
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  353       304      223       170      130       105
Illustrative Yield @ Par (30/360)       7.175%    7.178%   7.177%    7.177%   7.175%    7.174%
-----------------------------------------------------------------------------------------------




________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the  "Statement"),  which  should  be  attached.  Do not  use or  rely  on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Information Relating to the Certificates  (Page 4 of 5)
-----------------------------------------------------------------------------------------------


Option II


Class A-I (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          18.2       7.6      5.8       4.3      3.4       2.7
Modified Duration (years)
                                           8.8       5.0      4.1       3.3      2.7       2.3
First Principal Distribution          10/25/00  10/25/00 10/25/00  10/25/00 10/25/00  10/25/00
Last Principal Distribution            8/25/28  11/25/15  1/25/12   3/25/09  4/25/07   1/25/06
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  335       182      136       102       79        64
Illustrative Yield @ Par (30/360)       7.879%    7.834%   7.812%    7.781%   7.746%    7.711%
-----------------------------------------------------------------------------------------------



Class A-I (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          18.3       8.6      6.9       5.3      4.2       3.5
Modified Duration (years)
                                           8.8       5.2      4.5       3.7      3.1       2.7
First Principal Distribution          10/25/00  10/25/00 10/25/00  10/25/00 10/25/00  10/25/00
Last Principal Distribution            1/25/30   4/25/29  4/25/28   8/25/25  1/25/22  10/25/18
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  352       343      331       299      256       217
Illustrative Yield @ Par (30/360)       7.879%    7.859%   7.859%    7.850%   7.837%    7.818%
-----------------------------------------------------------------------------------------------



Class A-II (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          19.6       5.3      3.5       2.6      2.0       1.6
Modified Duration (years)
                                           9.7       3.8      2.7       2.2      1.7       1.4
First Principal Distribution          10/25/00  10/25/00 10/25/00  10/25/00 10/25/00  10/25/00
Last Principal Distribution            8/25/28  11/25/15  1/25/12   3/25/09  4/25/07   1/25/06
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  335       182      136       102       79        64
Illustrative Yield @ Par (30/360)       7.175%    7.173%   7.172%    7.170%   7.169%    7.168%
-----------------------------------------------------------------------------------------------



________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the  "Statement"),  which  should  be  attached.  Do not  use or  rely  on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Information Relating to the Certificates  (Page 5 of 5)
-----------------------------------------------------------------------------------------------


Option II  (cont'd)


Class A-II (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       15%      23%       30%      38%       45%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          19.7       5.5      3.6       2.7      2.0       1.6
Modified Duration (years)
                                           9.7       3.9      2.8       2.2      1.7       1.4
First Principal Distribution          10/25/00  10/25/00 10/25/00  10/25/00 10/25/00  10/25/00
Last Principal Distribution            2/25/30   1/25/26  4/25/19  11/25/14  7/25/11   6/25/09
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  353       304      223       170      130       105
Illustrative Yield @ Par (30/360)       7.175%    7.178%   7.177%    7.177%   7.175%    7.174%
-----------------------------------------------------------------------------------------------


________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Group II Net WAC Cap Rate  (Page 1 of 1)
------------------------------------------------------------------------------------------------


        Distribution    Net WAC          Distribution   Net WAC         Distribution   Net WAC
   Month        Date    Cap (%)    Month         Date   Cap (%)    Month       Date    Cap (%)

       1    10/25/00      8.41%       41      2/25/04     9.58%       81    6/25/07      9.63%
       2    11/25/00      8.15%       42      3/25/04    10.25%       82    7/25/07      9.95%
       3    12/25/00      8.60%       43      4/25/04     9.59%       83    8/25/07      9.63%
       4     1/25/01      8.36%       44      5/25/04     9.91%       84    9/25/07      9.63%
       5     2/25/01      8.43%       45      6/25/04     9.59%       85   10/25/07      9.95%
       6     3/25/01      9.33%       46      7/25/04     9.91%       86   11/25/07      9.63%
       7     4/25/01      8.43%       47      8/25/04     9.59%       87   12/25/07      9.96%
       8     5/25/01      8.71%       48      9/25/04     9.59%       88    1/25/08      9.64%
       9     6/25/01      8.43%       49     10/25/04     9.91%       89    2/25/08      9.64%
      10     7/25/01      9.03%       50     11/25/04     9.59%       90    3/25/08     10.30%
      11     8/25/01      8.73%       51     12/25/04     9.91%       91    4/25/08      9.64%
      12     9/25/01      8.74%       52      1/25/05     9.59%       92    5/25/08      9.96%
      13    10/25/01      9.03%       53      2/25/05     9.59%       93    6/25/08      9.64%
      14    11/25/01      8.76%       54      3/25/05    10.62%       94    7/25/08      9.97%
      15    12/25/01      9.06%       55      4/25/05     9.60%       95    8/25/08      9.65%
      16     1/25/02      8.76%       56      5/25/05     9.92%       96    9/25/08      9.65%
      17     2/25/02      9.01%       57      6/25/05     9.60%       97   10/25/08      9.97%
      18     3/25/02      9.97%       58      7/25/05     9.92%       98   11/25/08      9.65%
      19     4/25/02      9.01%       59      8/25/05     9.60%       99   12/25/08      9.98%
      20     5/25/02      9.31%       60      9/25/05     9.60%      100    1/25/09      9.66%
      21     6/25/02      9.17%       61     10/25/05     9.92%      101    2/25/09      9.66%
      22     7/25/02      9.48%       62     11/25/05     9.60%      102    3/25/09     10.70%
      23     8/25/02      9.24%       63     12/25/05     9.92%
      24     9/25/02      9.24%       64      1/25/06     9.61%
      25    10/25/02      9.54%       65      2/25/06     9.61%
      26    11/25/02      9.24%       66      3/25/06    10.64%
      27    12/25/02      9.56%       67      4/25/06     9.61%
      28     1/25/03      9.26%       68      5/25/06     9.93%
      29     2/25/03      9.26%       69      6/25/06     9.61%
      30     3/25/03     10.51%       70      7/25/06     9.93%
      31     4/25/03      9.49%       71      8/25/06     9.61%
      32     5/25/03      9.81%       72      9/25/06     9.61%
      33     6/25/03      9.58%       73     10/25/06     9.94%
      34     7/25/03      9.90%       74     11/25/06     9.62%
      35     8/25/03      9.58%       75     12/25/06     9.94%
      36     9/25/03      9.58%       76      1/25/07     9.62%
      37    10/25/03      9.90%       77      2/25/07     9.62%
      38    11/25/03      9.58%       78      3/25/07    10.65%
      39    12/25/03      9.90%       79      4/25/07     9.62%
      40     1/25/04      9.58%       80      5/25/07     9.95%



________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the  "Statement"),  which  should  be  attached.  Do not  use or  rely  on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Information Relating to the Collateral (Page 1 of 3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

                       Group I Mortgage Loans (Fixed Rate)
                             As of the Cut-off Date





   -------------------------------------------------------------------------------------------------
   Collateral          Jumbo A*     Alt A*     Subprime*    Seasoned    Reperforming     Total
   Sub-Group
   -------------------------------------------------------------------------------------------------
   Percent of Total        35.44%      21.70%      34.94%         3.53%        4.39%        100.00%
    Current Balance   $42,908,331 $26,277,806 $42,300,310    $4,275,137   $5,317,096   $121,078,680
    Loan Count                234         203         575            52           68          1,132
    Average Balance      $183,369    $129,447     $73,566       $82,214      $78,193       $106,960
    %>$200,000             69.69%      34.32%      12.67%        25.94%       10.49%         37.95%
    %>$500,000             19.53%       0.00%       0.00%         0.00%        0.00%          6.92%
   -------------------------------------------------------------------------------------------------
    Gross WAC (%)          9.121%      9.445%     11.195%        9.620%      10.518%         9.995%
    WAM (mos)                 330         349         284           281          253            313
    WA Age (mos)               13           4           7            58           38             12
    WA Orig. Term             343         353         291           339          291            325
   (mos)
   -------------------------------------------------------------------------------------------------
    Balloon                 4.11%          --      28.37%        12.41%       29.61%         13.11%
    Fully Amortizing       95.89%     100.00%      71.63%        87.59%       70.39%         86.89%
   -------------------------------------------------------------------------------------------------
    First Lien            100.00%     100.00%     100.00%       100.00%      100.00%        100.00%
    Second Lien                --          --          --            --           --             --
   -------------------------------------------------------------------------------------------------
    WA FICO                   663         672         589           565          537            630
    % below 640            25.05%      29.78%      83.41%        98.99%      100.00%         52.37%
    Current CLTV           80.07%      81.50%      84.22%        77.47%       79.33%         81.71%
   -------------------------------------------------------------------------------------------------
   Loan Type
    Single Family          77.31%      85.47%      85.84%        91.03%       92.16%         83.20%
    Manuf. Housing          1.30%       1.06%       6.76%            --           --          3.05%
    Condo                   5.41%       2.93%       2.13%         4.31%        2.66%          3.57%
    PUD                    15.28%       9.33%       4.25%         4.66%        5.18%          9.32%
    Other                   0.70%       1.21%       1.02%            --           --          0.87%
   -------------------------------------------------------------------------------------------------
   Occupancy Status
    Owner Occupied         96.68%      60.66%      92.49%        95.45%       95.62%         87.31%
    Investor Property       3.32%      39.34%       7.51%         4.55%        4.38%         12.69%
                      ------------------------------------------------------------------------------
   -------------------
   Loan Purpose
    Purchase Money         57.33%      74.25%      25.62%        27.80%       35.75%         47.94%
    Cash Out/Refi          27.99%      12.86%      63.92%        35.13%       43.33%         38.18%
    Rate Term/Refi         11.87%      12.88%       9.50%        37.07%       20.92%         12.55%
    Other                   2.81%       0.00%       0.96%            --           --          1.33%
   -------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------
   States > 4%
      California           32.48%       9.17%       5.04%        31.21%       12.37%         16.91%
      Illinois              4.52%      11.91%       4.31%         8.27%        4.87%          6.20%
      New York              8.40%       1.19%       6.92%         6.81%        3.45%          6.04%
      North Carolina        2.57%       1.09%      10.67%         3.30%        2.52%          5.11%
      Florida               5.79%       3.53%       5.16%         2.03%        5.89%          4.95%
      Arizona               3.32%      13.29%       1.25%         0.89%        0.78%          4.56%
      Other                42.92%      59.82%      66.65%        47.49%       70.12%         56.23%
   -------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.

________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the  "Statement"),  which  should  be  attached.  Do not  use or  rely  on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Information Relating to the Collateral (Page 2 of 3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------


                         Group II Mortgage Loans (ARMs)
                             As of the Cut-off Date





--------------------------------------------------------------------------------------------------------
Collateral         Jumbo A   Jumbo A*      Alt A*     Subprime*   Seasoned   Reperforming     Total
Sub-Group
--------------------------------------------------------------------------------------------------------
Percent of Total      1.37%      54.40%       16.19%      22.16%       3.37%         2.50%      100.00%
 Current Balance  $3,738,274$148,155,333 $44,103,922 $60,363,444  $9,183,612    $6,821,591 $272,366,175
 Loan Count              10         768          197         622          71            67        1,735
 Average Balance   $373,827    $192,911     $223,878     $97,047    $129,347      $101,815     $156,983
 %>$200,000          84.84%      66.97%       68.85%      21.31%      39.33%        24.82%       55.41%
 %>$500,000          60.80%      21.46%       14.90%       0.00%      14.69%         0.00%       15.42%
--------------------------------------------------------------------------------------------------------
 Gross WAC (%)       8.115%      8.339%       8.465%     10.610%      9.292%       10.952%       8.957%
 WAM (mos)              342         329          355         352         244           290          335
 WA Age (mos)            11          30            4           6          87            46           22
 WA Orig. Term          353         359          359         358         331           336          357
(mos)
--------------------------------------------------------------------------------------------------------
 Balloon                 --          --           --          --          --            --           --
 Fully Amortizing   100.00%     100.00%      100.00%     100.00%     100.00%       100.00%      100.00%
 Negative Amort %        --      11.63%       16.31%          --       1.31%         0.62%        9.03%
--------------------------------------------------------------------------------------------------------
 First Lien         100.00%     100.00%      100.00%     100.00%     100.00%       100.00%      100.00%
 Second Lien             --          --           --          --          --            --           --
--------------------------------------------------------------------------------------------------------
 WA FICO                698         692          688         574         581           532          658
 % below 640          9.89%      22.02%       14.67%      91.32%      78.67%       100.00%       39.89%
 Current CLTV        66.20%      72.28%       75.81%      80.87%      74.19%        75.60%       74.82%
--------------------------------------------------------------------------------------------------------
 WA Margin           3.118%      3.215%       3.147%      6.708%      3.955%        6.116%       4.074%
 WA Lifetime Cap    12.380%     13.862%      13.227%     16.990%     15.043%       16.804%      14.546%
 WA Next Rate             5           8           23          21           5             5
Adj.                                                                                                 13
--------------------------------------------------------------------------------------------------------
Loan Type
 Single Family       75.80%      75.40%       65.10%      83.93%      93.83%        93.66%       76.71%
 Manuf. Housing          --       0.30%           --       5.07%          --            --        1.29%
 Condo                   --       6.01%       12.80%       4.01%       2.81%         2.28%        6.38%
 PUD                 24.20%      16.97%       22.10%       5.81%       3.36%         4.05%       14.64%
 Other                   --       1.32%           --       1.18%          --            --        0.98%
--------------------------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied     100.00%      93.86%       94.38%      90.79%      74.40%        89.67%       92.59%
 Investor                --       6.14%        5.62%       9.21%      25.60%        10.33%        7.41%
Property
--------------------------------------------------------------------------------------------------------
Loan Purpose
 Purchase Money      22.95%      46.55%       65.98%      23.35%      42.90%        19.20%       43.42%
 Cash Out/Refi       26.20%      25.29%       25.28%      62.62%      46.71%        55.94%       35.06%
 Rate Term/Refi          --      24.22%        8.74%      10.46%      10.39%        24.86%       17.88%
 Other               50.85%       3.94%           --       3.57%          --            --        3.63%
--------------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.

________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the  "Statement"),  which  should  be  attached.  Do not  use or  rely  on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Corporation
RAMP 2000-RS3
Computational Materials: Information Relating to the Collateral (Page 3 of 3)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------
                         Group II Mortgage Loans (ARMs)
                             As of the Cut-off Date
                                    (cont'd)




--------------------------------------------------------------------------------------------------------
Collateral        Jumbo A    Jumbo A*      Alt A*     Subprime*   Seasoned   Reperforming     Total
Sub-Group
--------------------------------------------------------------------------------------------------------
Percent of            1.37%      54.40%       16.19%      22.16%       3.37%         2.50%      100.00%
Total
--------------------------------------------------------------------------------------------------------
States > 4%
   California            --      31.80%       23.20%      10.34%      46.31%        13.99%       25.26%
   Illinois              --      10.68%        6.38%       4.51%       6.27%         6.22%        8.21%
   South            100.00%       9.83%        3.73%       2.88%          --            --        7.96%
Carolina
   Michigan              --       8.97%        0.72%       3.93%       9.37%         1.03%        6.21%
   Arizona               --       5.29%       14.26%       1.64%          --         5.12%        5.68%
   Colorado              --       2.79%       17.06%       3.13%       2.94%            --        5.07%
   Other                 --      30.64%       34.65%      73.57%      35.11%        73.64%       41.61%
--------------------------------------------------------------------------------------------------------
Index
  6 month LIBOR          --      24.36%       17.54%      99.58%      29.69%        71.69%       40.96%
  1 Year UST        100.00%      63.82%       82.46%       0.42%      26.34%        20.02%       50.92%
  COFI                   --      11.82%           --          --      42.18%         8.29%        8.06%
  Other                  --          --           --          --       1.79%            --        0.06%
--------------------------------------------------------------------------------------------------------

* Loans in this category represent exceptions to RFC's program guidelines for Jumbo A, Alt-A or Subprime, as indicated.


________________________________________________________________________________
This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************